SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

   Date of Report (Date of earliest event reported): May 6, 1997

                        LANCIT MEDIA ENTERTAINMENT, LTD.
             (Exact name of registrant as specified in its charter)


          New York               1-10781            13-3019470
(State or other jurisdiction  Commission          I.R.S. Employer
    of incorporation)         File Number       Identification No.


      601 West 50th St., New York, NY            10019
 (Address of principal executive offices)      Zip Code


    Registrant's telephone number, including area code: (212)977-9100






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ITEM 4.  CHANGES IN REGISTRANT S CERTIFYING ACCOUNTANT.

           On May 6, 1997, Lancit Media Entertainment, Ltd. (the "Registrant") dismissed the accounting firm of Feldman Radin & Co., P.C. ("F&R"). On May 7, 1997, the Registrant engaged the accounting firm of Ernst & Young LLP ("E&Y") to be the Registrant's auditors for the current fiscal year, which ends June 30, 1997. The Registrant's Board of Directors approved the decision to change accountants upon the recommendation of the Registrant's Audit Committee. Prior to engaging E&Y, the Registrant has not consulted with E&Y with respect to any accounting, auditing or financial reporting issue.

           During the period of engagement of F&R there have been no "disagreements" between the Registrant and F&R on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any "reportable events", as those terms are defined in Item 304 of Regulation S-K.

           F&R's reports on the financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits.

                16.1 Letter  from   Feldman   Radin  &  Co.,   P.C.
                     pursuant to Item 304(a)(3) of Regulation S-K.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANCIT MEDIA ENTERTAINMENT, LTD.


                                    By: /s/LAURENCE A. LANCIT
                                      Laurence A. Lancit
                                      Co-President

Dated:  May 7, 1997


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                                  EXHIBIT INDEX


           Exhibit Number                      Description

                  16.1                         Letter from  Feldman
                                      Radin  & Co.,  P.C.  pursuant
                                      to    Item    304(a)(3)    of
                                      Regulation S-K


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